Exhibit 32.2

                     CERTIFICATION OF DISCLOSURE PURSUANT TO

                  18 U.S.C. SECTION 1350,

                     AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     I, Yin, TianHui, Secretary of RainEarth Inc. (formerly GOLD ROCK RESOURCES, INC.), certify pursuant to 18 U.S.C. Section 1350 as enacted by Section 906 of the Sarbanes-Oxley Act of 2002, that:

        (1) the Quarterly Report on Form 10-Q for the quarterly period ended January 31, 2013 (the "Periodic Report") which this statement accompanies fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2) information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of RainEarth Inc.

RainEarth Inc.

March 15, 2013	By:	/s/ Yin, TianHui
Yin, TianHui
Secretary

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to RainEarth Inc. and will be retained by RainEarth Inc. furnished to the Securities and Exchange Commission or its staff upon request.